DOMINION FUNDS, INC.

FOXHALL GLOBAL TRENDS FUND

formerly known as

SHEPHERD FUND

Supplement dated December 14, 2009

To the Prospectus and Statement of Additional Information Dated October 29, 2009

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information dated October 29, 2009 (the “Prospectus” and “Statement of Additional Information,” respectively) of the Dominion Funds, Inc. (the “Company”), consisting of the Shepherd Fund (the “Fund”):

The name “Foxhall Global Trends Fund” shall replace all references to the name “Shepherd Fund,” where applicable, in the Prospectus and Statement of Additional Information.